                             LETTER OF TRANSMITTAL

                           TO SURRENDER CERTIFICATES
                          FORMERLY REPRESENTING SHARES

                                       OF

                              CASTLE & COOKE, INC.

                              THE PAYING AGENT IS:
                         EQUISERVE TRUST COMPANY, N.A.

                             FOR INFORMATION CALL:
                                 (800) 733-5001

BY OVERNIGHT DELIVERY:                    BY MAIL:                          BY HAND:
    EquiServe Trust            EquiServe Trust Company, N.A.         Securities Transfer &
     Company, N.A.                Attn: Corporate Actions                   Reporting
Attn: Corporate Actions                P.O. Box 8029                     Services, Inc.
   150 Royall Street               Boston, MA 02266-8029               c/o EquiServe Trust
   Canton, MA 02021                                                       Company, N.A.
                                                                       100 William Street/
                                                                            Galleria
                                                                       New York, NY 10038

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
    ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS IN THIS
         LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS
                      LETTER OF TRANSMITTAL IS COMPLETED.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 7.

     ________NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES

--------------------------------------------------------------------------------------------------
                                DESCRIPTION OF SHARES SURRENDERED
--------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER OF
                                                                                      SHARES
                                     NAME(S) AND ADDRESS(ES)   CERTIFICATE(S)     REPRESENTED BY
                                     OF REGISTERED HOLDER(S):     NUMBER(S)       CERTIFICATE(S)
--------------------------------------------------------------------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------
                                                                TOTAL SHARES

--------------------------------------------------------------------------------------------------

                    NOTE. SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

To: EquiServe Trust Company, N.A., as Paying Agent (the "Paying Agent")

    The undersigned has received a copy of the Notice (the "Notice"), in respect of the merger (the "Merger") of Castle Acquisition Company, Inc. ("Acquisition"), with and into Castle & Cooke, Inc., a Hawaii corporation (the "Company"), which Merger was completed on September 6, 2000. With respect to the shares of common stock of the Company without par value (the "Shares") held by the undersigned at the time of the Merger, the undersigned hereby surrenders the above-described certificate(s) (the "Certificate(s)") formerly representing Shares for payment of $19.25 cash per Share, without interest (the "Merger Consideration"), by the Paying Agent.

    The name(s) and address(es) of the registered holder(s) should be printed, if they are not already set forth on a label above, under "Description of Shares Surrendered", as they appear on the Certificate(s). The Certificate(s) and the number of Shares that the undersigned wish(es) to surrender should be indicated in the appropriate place.

    The undersigned will, upon request, execute any additional document(s) deemed by the Paying Agent or the Company to be necessary to complete the transmittal of the Shares surrendered hereby.

    The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to surrender any Shares delivered herewith for payment as provided herein and that, when the Merger Consideration is paid by the Paying Agent, Acquisition and the Company will not be subject to any adverse claim in respect of such Shares and (b) the undersigned has reviewed the Notice, including the information therein with respect to dissenters' rights, and understands that surrender to the Paying Agent of Certificate(s) constitutes a waiver of dissenters' rights under the Hawaii Revised Statutes, as amended.

    The undersigned hereby irrevocably appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificate(s) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver such Certificate(s), together with all accompanying evidences of transfer and authenticity, for cancellaton upon receipt by the paying Agent, as the undersigned's agent, of the Merger Consideration. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

    Unless otherwise indicated under SPECIAL PAYMENT INSTRUCTIONS, below, please issue the check for the Merger Consideration in the name(s) of the registered holder(s) appearing under DESCRIPTION OF SHARES SURRENDERED, above. Similarly, unless otherwise indicated under SPECIAL DELIVERY INSTRUCTIONS, below, please mail the check for the Merger Consideration to the address of the registered holder(s) appearing under DESCRIPTION OF SHARES SURRENDERED, above. In the event that both SPECIAL DELIVERY INSTRUCTIONS and SPECIAL PAYMENT INSTRUCTIONSare completed, please issue the check for the merger Consideration in the name of, and deliver such check to, the person so indicated.

                          SPECIAL PAYMENT INSTRUCTIONS
               (SIGNATURE GUARANTEE REQUIRED--SEE INSTRUCTION 2)

      To be completed ONLY if the check for the Merger Consideration is to be issued in the name of someone other than the registered holder(s).

  Issue check to:

  Name _______________________________________________________________________
                                (PLEASE PRINT):
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                              (INCLUDE ZIP CODE):
   __________________________________________________________________________
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER:

                         SPECIAL DELIVERY INSTRUCTIONS
               (SIGNATURE GUARANTEE REQUIRED--SEE INSTRUCTION 2)

      To be completed ONLY if the check for the Merger Consideration is to be sent to someone other than the registered holder(s) or to the registered holder(s) at an address other than that shown.

  Mail check to:

  Name _______________________________________________________________________
                                (PLEASE PRINT):

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDE ZIP CODE):

                                   SIGN HERE
              (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 ENCLOSED)

  ____________________________________________________________________________

  ____________________________________________________________________________
                         SIGNATURE(S) OF SHAREHOLDER(S)

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2.)

  Dated: __________________, 2000

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________
                                          (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 2)

  Authorized Signature(s): ___________________________________________________

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: __________________, 2000

                                  INSTRUCTIONS

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S). Each person who wishes to receive the Merger Consideration of $19.25 per share is urged to execute (or, if such person is not the registered holder of such Shares, to arrange for such registered holder or such holder's duly authorized representative to execute) and mail or deliver this Letter of Transmittal to the Paying Agent. Certificates for all surrendered Shares, as well as a properly completed and duly executed letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth in this Letter of Transmittal in order for the appropriate person to receive the Merger Consideration.

    Shareholders should note that surrender to the Paying Agent of Certificate(s) for their Shares shall constitute waiver of dissenters' rights under the Hawaii Revised Statutes, as amended.

    Payment of the Merger Consideration for Shares surrendered for payment pursuant to the Merger shall in all cases be made only after receipt by the Paying Agent of Certificate(s) for such Shares, a properly completed and duly executed Letter of Transmittal and all other required documents.

    All questions as to the validity of any surrender of Shares or mailing or delivery of this Letter of Transmittal shall be determined by Acquisition, whose determination shall be final and binding. Acquisition reserves the absolute right to reject any or all Certificate(s) or Letters of Transmittal not in proper form or the payment for which may, in the opinion of counsel for Acquisition, be unlawful. Acquisition also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Letters of Transmittal. Neither Acquisition (or any of its affiliates) nor the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in any Letter of Transmittal or will incur any liability for failure to give any such notification to any person (even if such notification is given to other persons).

    2. SIGNATURES; SIGNATURE GUARANTEES. If Certificate(s) are registered in the name of a person other than the signer of this Letter of Transmittal, the Certificate(s) must be duly endorsed, or accompanied by share power(s) signed by the registered holder(s), with the signature(s) on the endorsement(s) or share power(s) guaranteed thereon and on this Letter of Transmittal as provided below. If the surrendered Certificate(s) are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal. If this Letter of Transmittal is executed by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or other person acting in a fiduciary or representative capacity, proper documentary evidence must be furnished of the authority of the person executing the same. Questions regarding such evidence of authority may be referred to the Paying Agent at
(800) 733-5001.

    IF SHARES ARE SURRENDERED BY A REGISTERED HOLDER WHO HAS COMPLETED THE BOX ENTITLED SPECIAL DELIVERY INSTRUCTIONS OR THE BOX ENTITLED SPECIAL PAYMENT INSTRUCTIONS, SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, UNLESS SURRENDERED ON BEHALF OF SUCH MEMBER.

    No signature guarantee is required (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered with this Letter of Transmittal and payment is to be made directly to such registered holder(s) or
(b) if such Shares are surrendered for the account of a member firm of a registered national securities exchange in the United States or of the NASD or a commercial bank or trust company having an office or correspondent in the United States.

    3. SHARE TRANSFER TAXES. If the Merger Consideration is to be paid to any persons other than the registered holder(s) of the Certificate(s), or if the Certificate(s) are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person, shall be deducted from the Merger Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 3, IT WILL BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

    4. METHOD OF DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S). The method of delivery of this Letter of Transmittal, the Certificate(s) and any other required documents is at the option and risk of the shareholder, but the delivery will be deemed made only when actually received by the Paying Agent. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. For those shareholders who desire to surrender their Certificate(s) by mail, an envelope addressed to the Paying Agent is enclosed.

    5. MULTIPLE REGISTRATIONS. If a shareholder's Shares are registered differently on several Certificate(s), it will be necessary for such shareholder to complete, sign and submit as many separate Letters of Transmittal as there are different registrations for his Shares.

    6. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    7. LOST, DESTROYED OR STOLEN CERTIFICATE(S). In the event that the shareholder is unable to deliver to the Paying Agent any of the Certificate(s) due to the mutilation, loss, theft or destruction of such Certificate(s), this Letter of Transmittal may nevertheless be submitted, together with any documents which may be required, subject to acceptance at the discretion of Acquisition, provided, among other requirements, that the shareholder agrees to indemnify Acquisition and the Company by signing the form of indemnity agreement which may be obtained from the Paying Agent. Acquisition will also require the shareholder to purchase a corporate bond of indemnity if the Certificate(s) were lost or destroyed by the shareholder or the shareholder's agent. Please call the Paying Agent at 1-800-733-5001 to obtain an affidavit of loss.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of this Letter of Transmittal may be obtained from the Paying Agent at its address or telephone number set forth on the cover page of this Letter of Transmittal.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. In order to avoid back up withholding of Federal income tax on the cash received upon the surrender of Shares, a shareholder must, unless an exemption applies, provide the Paying Agent with his correct taxpayer identification number ("TIN") on SUBSTITUTE
FORM W-9 on this Letter of Transmittal and certify, under penalty of perjury, that such number is correct. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Shares may be subject to backup withholding of 31%.

    Backup withholding is not an additional Federal income tax. Rather, the amount of such tax withheld will be credited against the Federal income tax liability of persons subject to backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The TIN that must be provided on the Substitute W-9 is that of the registered holder(s) of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. The TIN for an individual is his social security number. The box in Part 2 of the SUBSTITUTE FORM W-9 may be checked if the person surrendering the Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN, the Paying Agent will withhold 31% on all payments of the Merger Consideration until it is provided with a TIN.

    Exempt persons (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status on Substitute
Form W-9. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalty of perjury, certifying such individual's foreign status. Such statements can be obtained from the Paying Agent. A shareholder should consult his tax advisor about his qualification for exemption from backup withholding and the procedure for obtaining such exemption.

                  PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.

---------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     Part 1--PLEASE                         Social Security
               FORM W-9                      PROVIDE YOUR TIN IN              or ------------------------
      DEPARTMENT OF THE TREASURY             THE SPACE BELOW AND            Employer Identification Number:
       INTERNAL REVENUE SERVICE              CERTIFY BY SIGNING
                                             AND DATING BELOW.

                                             ------------------------------------------------------------------
     PAYER'S REQUEST FOR TAXPAYER
     IDENTIFICATION NUMBER ("TIN")
---------------------------------------------------------------------------------------------------------------
 PART 2--Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me) and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding because of under-reporting interest or dividends on my tax return.

 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item
 (2).
 PART 3--Check here if you have not been issued a TIN and have applied for one or intend to apply for one in the near future.  / /

 SIGNATURE     DATE: , 2000
---------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% ON ANY PAYMENTS MADE TO YOU.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty
(60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE ___________________________    DATE: ___________________________, 2000